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(c)  Exhibits

                                                                   EXHIBIT 99(i)

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements
Nos. 333-14891, 333-66377, and 333-66379 of QMS, Inc. and subsidiaries on
Form S-8 of our report dated October 22, 1998 (June 7, 1999 as to Note 9) appearing in the Current Report on Form 8-K/A under the Securities and Exchange Act of 1934 of QMS, Inc. and subsidiaries.


/s/ Deloitte & Touche
DELOITTE & TOUCHE

Registeraccountants


Amsterdam, The Netherlands


11 August 1999